Exhibit 99

August 26, 2014

Contact:	Clifford H. Chen
	Manager, Investor Relations &	Telephone: (808) 543-7384
	Strategic Planning	E-mail: cchen@hei.com

Hawaiian Electric Companies submit plans for Hawaii’s Energy Future

Highlights of the plan, to be achieved by 2030:
- More than 65 percent renewable energy
- Electric bills reduced by 20 percent
- Nearly triple the amount of distributed solar
HONOLULU, August 26, 2014 - Hawaiian Electric Company, Inc. (Hawaiian Electric), a wholly-owned subsidiary of Hawaiian Electric Industries, Inc. (HEI) (NYSE:HE), and its subsidiaries, Hawaii Electric Light Company, Inc. (Hawaii Electric Light) and Maui Electric Company, Limited (Maui Electric), today proposed plans for Hawaii’s energy future that will lower electric bills, give customers more service options and nearly triple the amount of distributed solar while achieving the highest level of renewable energy in the nation by 2030. The companies’ planned state-of the-art electric systems for Oahu, Maui County, and Hawaii Island will form the foundation for this new energy future. The plans are meant to address the comprehensive orders issued by the Public Utilities Commission in April.

“Our energy environment is changing rapidly, and we must change with it to meet our customers’ evolving needs,” said Shelee Kimura, Hawaiian Electric Vice President of Corporate Planning and Business Development. “These plans are about delivering services that our customers value. That means lower costs, better protection of our environment and more options to lower their energy costs, including rooftop solar.”

Hawaiian Electric, Maui Electric, and Hawaii Electric Light will:

Support sustainable growth of rooftop solar. Working closely with the solar industry, the companies are, by 2030, planning to almost triple the amount of distributed solar using fair and equitable plans. A clear, open planning process will let customers and solar contractors know how much more solar can be added each year. Grid enhancements will make possible increased integration of solar power, and optimized control settings for solar equipment will improve safety and reduce the risk of power outages.

As part of the PUC’s recently opened distributed generation docket, the companies will support policies that ensure fairness to all customers. This includes fair pricing both for customers who generate power but who also rely on the company for additional electricity and/or backup, as well as those who remain full service utility customers.

Expand use of energy storage systems. Energy storage systems, including batteries, will increase the ability to add renewables by addressing potential disruptions on electric grids caused by variable solar and wind power. Hawaiian Electric is evaluating proposals for energy storage projects on Oahu to be in service by early 2017. Energy storage projects are also in the works for Maui, Molokai, Lanai and Hawaii Island.

Empower customers by developing smart grids. Fully developed smart grids, already being test deployed on Oahu, will help customers monitor and control their energy use, enable more customer service options, make service more reliable, and improve integration of renewable energy. The companies are proposing to complete installation of smart grids in Maui County and on Hawaii Island by the end of 2017 and on Oahu by the end of 2018.

Offer new products and services to customers. Community solar and microgrids will give customers new options for taking advantage of lower-cost renewable energy. Voluntary “demand response” programs will provide customers financial incentives for helping manage the flow of energy on the grid.

Switch from high-priced oil to lower cost liquefied natural gas. Energy needs not met by renewables will largely be met with cleaner and less expensive liquefied natural gas (LNG). Most existing oil-fired generating units will be converted to run on LNG. Older generating units will be deactivated by 2030 as new, more-efficient, quick-starting LNG fueled generators come online.

Achieving this transformation requires significant upfront investment by the utilities and unaffiliated companies to build the flexible, smart, and renewable energy infrastructure necessary to continue to provide reliable service to customers. Customer bills are expected to decline, with some fluctuations, by an estimated 20 percent by 2030.

Hawaii’s energy environment is changing more rapidly than anywhere else in the country. Currently, in Hawaii, more than 18 percent of the electricity used by customers comes from renewable resources, ahead of the state goal of 15 percent by 2015. Hawaii has one of the most diverse renewable energy portfolios in the country, including solar, wind, geothermal, biomass, biofuel, and hydroelectric sources of power. Ocean power is also a promising option for the future.

The companies look forward to working closely with key stakeholders throughout the community to refine these plans further.

“This plan sets us on a path to a future with more affordable, clean, renewable energy,” said Dick Rosenblum, Hawaiian Electric president and CEO. “It’s the start of a conversation that all of us - utilities, regulators and other policymakers, the solar industry, customers and other stakeholders - need to be a part of, as we work together to achieve the energy future we all want for Hawaii.”

HEI supplies power to approximately 450,000 customers or 95% of Hawaii's population through its electric utilities, Hawaiian Electric, Hawaii Electric Light and Maui Electric and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, F.S.B. (American), one of Hawaii's largest financial institutions.

HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American's press releases, HEI's and Hawaiian

Electric's Securities and Exchange Commission (SEC) filings and HEI's public conference calls and webcasts. Also, at the Investor Relations section of HEI's website, investors may sign up to receive e-mail alerts (based on each investor's selected preferences). The information on HEI's website is not incorporated by reference in this document or in HEI's and Hawaiian Electric's SEC filings unless, and except to the extent, specifically incorporated by reference.  Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI's and Hawaiian Electric Company's SEC filings.

FORWARD-LOOKING STATEMENTS

This release may contain "forward-looking statements," which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as "expects," "anticipates," "intends," "plans," "believes," "predicts," "estimates" or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the "Forward-Looking Statements" and "Risk Factors" discussions (which are incorporated by reference herein) set forth in HEI's Annual Report on Form 10-K for the year ended December 31, 2013, HEI's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and HEI's future periodic reports that discuss important factors that could cause HEI's results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, American and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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